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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                   MAY 6, 2004
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                            0-27423                             51-0391303
  (State of incorporation)           (Commission File Number)         (IRS Employer Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                       1 KOZHEVNICHESKY PROEZD, 2ND. FLOOR
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)


                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

Exhibits

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
 DESIGNATION               DESCRIPTION
 -----------               -----------
     99.1           Golden Telecom, Inc. Press Release announcing first quarter
                    2004 results.

Item 12. Results of Operations and Financial Condition.

         On May 6, 2004, Golden Telecom, Inc. issued a press release announcing first quarter 2004 results. The press release is furnished as Exhibit 99.1.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             GOLDEN TELECOM, INC.
                                             (Registrant)

                                             By:    /s/ David Stewart
                                                --------------------------------
                                             Name:  David Stewart
                                             Title: Chief Financial Officer
                                                    and Treasurer (Principal
                                                    Financial Officer)


Date: May 6, 2004

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                                 EXHIBIT INDEX

 DESIGNATION               DESCRIPTION
 -----------               -----------
     99.1           Golden Telecom, Inc. Press Release announcing first quarter
                    2004 results.